CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report on Form 10-KSB of Granite Falls Energy, LLC (the “Company”) for the transition period from January 1, 2005 to October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Nealon, Chief Financial Officer and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Nealon

Michael Nealon
Chief Financial Officer and Controller
(Principal Accounting Officer)
Dated: February 14, 2006